UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                        0-22011               86-0760991
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(State or other jurisdiction of     (Commission File Number)   (IRS Employer
       incorporation)                                        Identification No.)


              2575 East Camelback Road, Ste. 450, Phoenix, AZ           85016
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                   (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS.

     Effective September 8, 2006, the Board of Directors of Synovics Pharmaceuticals, Inc. (the "REGISTRANT") adopted two amendments to the by-laws of the Registrant to regulate the introduction of business at annual meetings of stockholders and the nomination of directors to serve on the Board of Directors.

     INTRODUCTION OF BUSINESS AT ANNUAL MEETINGS OF STOCKHOLDERS

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Registrant who is a stockholder of record at the time of giving of notice provided for herein, who shall be entitled to vote at such annual meeting and who complies with the notice procedures set forth in this amendment. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Registrant. To be timely, a stockholder's notice must be delivered or mailed to, and received at, the principal executive offices of the Registrant not less than 60 days nor more than 90 days prior to the annual meeting, regardless of any postponement, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following:

     (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

     (ii) the name and address, as they appear on the Registrant's books, of the stockholder proposing such business;

     (iii) the class and number of shares of the Registrant which are beneficially owned by the stockholder; and

     (iv)   any material interest of the stockholder in such business.

     Notwithstanding anything in the by-laws of the Registrant to the contrary, no business shall be conducted at the stockholder meeting, except in accordance with the procedures set forth in the amended by-laws. The chairman of the meeting, as determined in accordance with the by-laws, shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and, in accordance with the provisions of the by-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this amended section of the by-laws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder with respect to the matters set forth in this amended section of the by-laws.

     NOMINATION OF DIRECTORS

     Only persons who are nominated in accordance with the procedure set forth in the by-laws shall be eligible to service as directors. Nominations of persons for election to the Board of Directors of the Registrant may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or
(ii) by any stockholder of the Registrant who is a stockholder of record at the time of giving of notice provided for in this amended section of the by-laws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice provision of this amended section of the by-laws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Registrant. To be timely, a stockholder's notice shall be delivered or mailed to, and received at, the principal executive offices of the Registrant not less than 60 days, nor more than 90 days, prior to the meeting, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall contain the written consent of each proposed nominee to serve as a director if so elected and shall set forth the following:

     (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee (A) the name, age, residence address, and business address of each proposed nominee and of each such person; (B) the principal occupation or employment, and the name, type of business, and address of the corporation or other organization in which such employment is carried on, of each proposed nominee and of each such person; (C) the amount of stock of the Registrant owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and (D) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Registrant will or may be a party; and

     (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Registrant's books, of such stockholder; and (B) the class and number of shares of the Registrant which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Registrant that information required to be set forth in a stockholder's notice or nomination which pertains to the nominee. Subject to the rights of holders of preferred stock, if any, no person shall be eligible to serve as a director of the Registrant unless nominated in accordance with the procedures set forth in these By-Laws.

     The chairman of the meeting, determined in accordance with the by-laws, shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this amended section of the by-laws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this amended section of the by-laws.

ITEM 8.01 OTHER EVENTS.

     Effective as of September 8, 2006, the Board of Directors of the Registrant adopted a Rights Agreement (the "RIGHTS AGREEMENT") and authorized and declared a dividend of one common share purchase right (a "RIGHT") for each outstanding share of common stock, par value $0.001 per share of the Registrant (the "COMMON STOCK"). The dividend is payable on September 8, 2006, to the stockholders of record on that date (the "RECORD DATE"), and with respect to shares of Common Stock issued thereafter until the Distribution Date (as hereinafter defined) or the expiration or earlier redemption or exchange of the Rights. Except as set forth below, each Right entitles the registered holder to purchase from the Registrant, at any time after the Distribution Date one share of Common Stock at a price per share of $1,200, subject to adjustment (the "PURCHASE PRICE"). The description and terms of the Rights are as set forth in the Rights Agreement.

     Initially the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the shares of Common Stock upon the earlier to occur of (i) 10 days after the public announcement of a person's or group of affiliated or associated persons' having acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock or, in the case of any Person or group of affiliated or associated persons' beneficially owning in excess of 20% of the outstanding shares of Common Stock as of September 8, 2006, the increase in the beneficial ownership of such person or group of affiliated or associated person by 1% or more (such person or group being hereinafter referred to as an "ACQUIRING PERSON"); or (ii) 10 days in (or such later date as the Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group's becoming an Acquiring Person (the earlier of such dates being called the "DISTRIBUTION DATE").

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with, and only with, the shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "RIGHT CERTIFICATES") will be mailed to holders of record of the shares of Common Stock as of the close of business on the Distribution Date (and to each initial record holder of certain shares of Common Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on September 8, 2011 (the "FINAL EXPIRATION DATE"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Registrant, in each case, as described below.

     In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer or other offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board of Directors determines to be adequate and in the best interests of the Registrant, its stockholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a "PERMITTED OFFER")), each holder of a Right will thereafter have the right (the "FLIP-IN RIGHT") to acquire one share of Common Stock for a purchase price equal to 331/3% of the then current market price. Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by an Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

     In the event that, at any time following the Distribution Date, (i) the Registrant is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporations' voting power, or (ii) more than 50% of the Registrant's assets or earning power is sold or transferred, then each holder of a Right (except Rights which have been previously voided as set forth above) shall thereafter have the right (the "FLIP-OVER RIGHT") to receive, upon exercise and payment of the Purchase Price, shares of Common Stock of the acquiring company having a value equal to two times the Purchase Price. If a transaction would otherwise result in a holder's having a Flip-In as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable; if a transaction results in a holder's having a Flip-Over Right subsequent to a transaction resulting in a holder's having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

     The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of the Common Stock, (ii) upon the grant to holders of shares of Common Stock of certain rights or warrants to subscribe for or purchase Common Stock at a price, or securities convertible into shares of Common Stock with a conversion price, less than the then current market price of the Common Stock, or (iii) upon the distribution to holders of the shares of Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in shares of Common Stock) or of subscription rights or warrants (other than those referred to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1%.

     No fractional shares of Common Stock will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading day prior to the date of exercise.

     At any time prior to the time a person becomes an Acquiring Person, the Board of Directors of the Registrant may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the "REDEMPTION PRICE"). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     At any time after any person becomes an Acquiring Person and prior to the acquisition by such person or group of shares of Common Stock representing 50% or more of the then outstanding shares of Common Stock, the Board of Directors of the Registrant may exchange the Rights (other than Rights which have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

     All of the provisions of the Rights Agreement may be amended prior to the Distribution Date by the Board of Directors of the Registrant for any reason it deems appropriate. Prior to the Distribution Date, the Board is also authorized, as it deems appropriate, to lower the thresholds for distribution and Flip-In Rights to not less than the greater of (i) any percentage greater than the largest percentage then held by any stockholder (other than certain exempted parties), or (ii) 10%. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Registrant, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     Notwithstanding anything herein to the contrary, no Right shall constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of Rights or the issuance of securities upon exercise of the Rights in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such states.

     Notwithstanding the foregoing, the Rights shall not be exercisable under any circumstances unless there shall be at the time of exercise an effective registration statement under the Securities Act of 1933, as amended, relating to the issuance of the shares of Common Stock issuable upon the exercise or exchange of the Rights.

     A copy of the Rights Agreement shall be filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on Form 8-A with respect to the Rights filed with the Securities and Exchange Commission (Commission File No. 0-22011). A copy of the Rights Agreement is available free of charge from the Registrant. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not Applicable

(b)  Not Applicable


(c)  Exhibits

     EXHIBIT           DESCRIPTION
     -------           -----------

     3(ii).1           Form of Amended By-laws; Sections 1.11 and 2.17

     4.1 Form of Rights Agreement, effective as of September 8, 2006, between the Registrant and Continental Stock Transfer & Trust Company, as rights agent

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: September 12, 2006

                                                 SYNOVICS PHARMACEUTICALS, INC.

                                                 By:    /s/ Ronald H. Lane
                                                       -------------------------
                                                 Name:  Ronald H. Lane, PhD.
                                                 Title: President